                                                          PRICEWATERHOUSECOOPERS


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 7 to the registration statement (Form S-2 No. 333-43805) of our report dated February 15, 2001, relating to the financial statements of Fortis Benefits Insurance Company, which appear in such Prospectus.


                                             /s/ PRICEWATERHOUSECOOPERS LLP


Minneapolis, Minnesota
April 4, 2002